UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
 FORM 8-K
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CURRENT REPORT Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 9, 2023 MusclePharm Corporation
(Exact name of registrant as specied in its charter)
Nevada 000-53166 77-0664193
(State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)
6728 West Sunset Road, Suite 130, Las Vegas, Nevada 89118
(Address of principal executive oces) (Zip Code)
(800) 859-3010
Registrants telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K ling is intended to simultaneously satisfy the ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class  Trading  Symbol(s)
Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as dened in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised nancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Potential persons who are to respond to the collection of information
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Item 1.03 Bankruptcy or Receivership.
On December 15, 2022, MusclePharm Corporation, a Nevada corporation (the Debtor), filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Nevada (the Bankruptcy Court), entitled ln re MusclePharm Corporation,
Case No. 22-14422-nmc (the Chapter 11 Case).

The Debtor intends to hire a third-party bankruptcy claims and noticing agent, which will maintain information about the Chapter 11 Case, including access to documents filed with the Bankruptcy Court.
The Debtor will update this Form 8-K with the name and website of such claims and noticing agent when it has been approved by the Bankruptcy Court.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Gary Shirshac
 (Registrant)
January 9, 2023
Date ____________________________________________
/s/ Gary Shirshac, CFO
 (Signature)*
*Print name and title of the signing ocer under his signature.
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